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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 2, 2006

                              The India Fund, Inc.
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             (Exact name of registrant as specified in its charter)

            Maryland                   811-08266               13-3749070
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(State or other jurisdiction of       (Commission            (IRS Employer
         incorporation)               File Number)        Identification No.)

     345 Park Avenue New York, NY                               10154
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 (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code  866-800-8933

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                              THE INDIA FUND, INC.
                           CURRENT REPORT ON FORM 8-K

ITEM 7.01  REGULATION FD DISCLOSURE.

         On March 2, 2006, The India Fund, Inc. (the "Fund") announced that due to a technical oversight discovered by the Fund's auditors which occurred prior to The Blackstone Group assuming management of the Fund, the Fund did not declare on a timely basis a dividend in respect of its 2004 fiscal year earnings. That dividend was paid out to shareholders recently together with a dividend in respect of 2005 fiscal year earnings, but because the dividend was not declared prior to September 15, 2005, this resulted in an accrual by the Fund of a potential U.S. federal tax liability of approximately $25,500,000, or $0.80 per share (2.30% of the Fund's net asset value). Management is notifying the Internal Revenue Service and will take all possible steps to seek to have this liability reduced substantially given that it was the result of a technical oversight.

         Exhibit 99.1 is a copy of the press release. The press release is being furnished pursuant to Item 7.01 of this Current Report on Form 8-K, and the information contained in Exhibit 99.1 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under Section 18. Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Fund under the Securities Act of 1933, as amended.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     Exhibit Number
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     99.1     The India Fund, Inc. press release, dated March 2, 2006.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   The India Fund, Inc.
                                                       (Registrant)
Date: March 2, 2006
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                                                    /s/ Brian S. Chase
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                                                       (Signature)

                                                   Name: Brian S. Chase
                                           Title: Treasurer and Vice President

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                                  EXHIBIT INDEX

Exhibit Number
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99.1  Press release of the Fund, dated March 2, 2006.